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                                                                   EXHIBIT 23.11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-55994) of our reports dated March 5, 2002 appearing on pages 37 and 59 of Post Properties, Inc.'s and Post Apartment Homes, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2001, respectively.


PricewaterhouseCoopers LLP
Atlanta, Georgia
March 26, 2002